Exhibit 10.4

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE (COLLECTIVELY, THE “ACTS”). NEITHER THIS WARRANT NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT HERETO UNDER ALL OF THE APPLICABLE ACTS, OR AN OPINION OF COUNSEL SATISFACTORY TO EQUITY MEDIA HOLDINGS CORPORATION TO THE EFFECT THAT SUCH REGISTRATIONS ARE NOT REQUIRED.

WARRANT

to Purchase Common Stock of

EQUITY MEDIA HOLDINGS CORPORATION

Expiring on September 7, 2009

THIS IS TO CERTIFY THAT, for value received, Luken Communications, LLC, or permitted assigns, is entitled to purchase from EQUITY MEDIA HOLDINGS CORPORATION, a Delaware corporation (the “Company”), at the Warrant Office designated pursuant to Section 2.1, at a purchase price per share of $1.10 (as adjusted pursuant to the terms of this Warrant, the “Exercise Price”), 8,050,000 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, $.0001 par value, of the Company (the “Common Stock”), and is entitled also to exercise the other appurtenant rights, powers and privileges hereinafter set forth. The number of shares of the Common Stock purchasable hereunder and the Exercise Price are subject to adjustment in accordance with Article III hereof. This Warrant shall expire at 5:00 p.m., C.S.T., on September 7, 2009.

Certain Terms used in this Warrant are defined in Article IV.

ARTICLE I

Exercise of Warrant

1.1 Method of Exercise. This Warrant may be exercised as a whole or in part beginning on the date of issuance until September 7, 2009, at which time this Warrant shall expire and be of no further force or effect; provided. To exercise this Warrant, the holder hereof or permitted assignees of all rights of the registered owner hereof shall deliver to the Company, at the Warrant Office designated in Section 2.1, (a) a written notice in the form of the Subscription Notice attached as an exhibit hereto, stating therein the election of such holder or such permitted assignees of the holder to exercise this Warrant, (b) payment in full of the Exercise Price (in the manner described below) for all Warrant Shares purchased hereunder and (c) this Warrant. Subject to compliance with Section 3.1(a)(vi), this Warrant shall be deemed to be exercised on the date of receipt by the Company of the Subscription Notice, accompanied by payment for the Warrant Shares to be purchased and surrender of this Warrant, as aforesaid, and such date is referred to herein as the “Exercise Date.” Upon such exercise (subject as aforesaid), the Company shall issue and deliver to such holder a certificate for the full number of the Warrant Shares purchasable by such holder hereunder. The Person in whose name the certificate(s) for Common Stock is to be issued shall be deemed to have become a holder of record of such Common Stock on the Exercise Date; provided, however, that this Warrant may not be exercised and the shares of common stock underlying this Warrant (the “Warrant Shares”) shall not be issued to the holder unless:

(a) it is lawful for the holder to own the Warrant Shares that the holder would own upon such exercise of this Warrant, and the exercise of this Warrant and such holder’s acquisition of the Warrant Shares do not result in a violation of the Communications Act of 1934, as amended, or any ownership rule or regulation of the Federal Communications Commission (“FCC”); and

(b) if the issuance of the Warrant Shares would result in any transfer of control of any licensee of the FCC, any required prior approval from the FCC for such transfer of control shall have been received.

1.2 Fractional Shares. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon exercise of this Warrant, the Company shall issue a certificate for the next higher number of whole shares of Common Stock for any fraction of a share.

ARTICLE II

Warrant Office; Transfer

2.1 Warrant Office. The Company shall maintain an office for certain purposes specified herein (the “Warrant Office”), which office shall initially be the Company’s office at #1 Shackleford Drive, Suite 400 Little Rock, Arkansas 72211, and may subsequently be such other office of the Company or of any transfer agent of the Common Stock in the continental United States of which written notice has previously been given to the holder of this Warrant. The Company shall maintain, at the Warrant Office, a register for the Warrant in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each permitted assignee of the rights of the registered owner hereof.

2.2 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

2.3 Transfer of Warrants. The Company agrees to maintain at the Warrant Office books for the registration and transfer of this Warrant. This Warrant may be transferred in whole or in part only in compliance with the applicable law and the terms of this Section 2.3. The holder may not transfer this Warrant or any interest herein (including through the grant of participation interests), in whole or in part, if such transfer would result in a violation of the Communications Act of 1934, as amended, or any ownership rule or regulation of the FCC (it being understood that a party not qualified to exercise the Warrant may be qualified as a transferee if no violation would result from the transfer of this Warrant without exercise). The Company, from time to time, shall register the transfer of this Warrant in such books upon surrender of this Warrant at the Warrant Office, properly endorsed or accompanied by appropriate instruments of transfer and written instructions for transfer satisfactory to the Company. Upon any such transfer, a new Warrant shall be issued to the transferee, and the surrendered Warrant shall be canceled by the Company. The registered holder of this Warrant shall pay all taxes and all other expenses and charges payable in connection with the transfer of Warrants pursuant to this Section 2.3.

2.4 Registration Rights. The Company agrees to register the Warrant Shares on any registration statement filed by the Company pursuant to the terms of the Warrant Purchase Agreement of even date herewith, of which the Company and the initial holder of this Warrant are parties.

2.5 Acknowledgment of Rights. The Company will, at the time of the exercise of this Warrant in accordance with the terms hereof, upon the request of the registered holder hereof, acknowledge in writing its continuing obligation to afford to such holder any rights (including without limitation, any right to registration of the Warrant Shares) to which such holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant, provided that if the holder of this Warrant shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such holder any such rights.

2.6 Expenses of Delivery of Warrants. Except as provided in Section 2.3 above, the Company shall pay all reasonable expenses, taxes (other than transfer taxes) and other charges payable in connection with the preparation, issuance and delivery of Warrants and related Warrant Shares hereunder.

2.7 Compliance with Securities Laws. The holder hereof understands and agrees that the following restrictions and limitations shall be applicable to all Warrant Shares and resales or other transfers thereof pursuant to the Securities Act:

(a) The holder hereof agrees that the Warrant Shares shall not be sold or otherwise transferred unless the Warrant Shares are registered under the Securities Act and state securities laws or are exempt therefrom.

(b) A legend in substantially the following form has been or will be placed on the certificate(s) evidencing the Warrant Shares:

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state (collectively, the “Acts”). Neither the shares nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of in the absence of an effective registration statement with respect to the shares under all of the applicable Acts, or an opinion of counsel satisfactory to Equity Media Holdings Corporation to the effect that such registrations are not required.

(c) Stop transfer instructions have been or will be imposed with respect to the Warrant Shares so as to restrict resale or other transfer thereof, subject to this Section 2.7.

ARTICLE III

Anti-Dilution Provisions

3.1 Stock Dividends - Split Ups. If after the date hereof, and subject to the provisions of Section 4.6 below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split up of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split up or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be increased in proportion to such increase in outstanding shares of Common Stock.

3.2 Aggregation of Shares. If after the date hereof, and subject to the provisions of Section 4.6, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock issuable on exercise of each Warrant shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

3.3 Adjustments in Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of the Warrants is adjusted, as provided in Section 4.1 and 4.2 above, the Warrant Price shall be adjusted (to the nearest cent) by multiplying such Warrant Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the Warrants immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

3.4 Replacement of Securities upon Reorganization, etc. In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change covered by Section 4.1 or 4.2 hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, the Warrant holders shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in the Warrants and in lieu of the shares of Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented thereby, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that the Warrant holder would have received if such Warrant holder had exercised his, her or its Warrant(s) immediately prior to such event; and if any reclassification also results in a change in shares of Common Stock covered by Section 4.1 or 4.2, then such adjustment shall be made pursuant to Sections 4.1, 4.2, 4.3 and this Section 4.4. The provisions of this Section 4.4 shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

3.5 Notices of Changes in Warrant. Upon every adjustment of the Warrant Price or the number of shares issuable upon exercise of a Warrant, the Company shall give written notice thereof to the Warrant Agent, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of a Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Upon the occurrence of any event specified in Sections 4.1, 4.2, 4.3 or 4.4, then, in any such event, the Company shall give written notice to each Warrant holder, at the last address set forth for such holder in the warrant register, of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

3.6 No Fractional Shares. Notwithstanding any provision contained in this Warrant Agreement to the contrary, the Company shall not issue fractional shares upon exercise of Warrants. If, by reason of any adjustment made pursuant to this Section 4, the holder of any Warrant would be entitled, upon the exercise of such Warrant, to receive a fractional interest in a share, the Company shall, upon such exercise, round up or down to the nearest whole number the number of the shares of Common Stock to be issued to the Warrant holder.

3.7 Form of Warrant. The form of Warrant need not be changed because of any adjustment pursuant to this Section 4, and Warrants issued after such adjustment may state the same Warrant Price and the same number of shares as is stated in the Warrants initially issued pursuant to this Agreement. However, the Company may at any time in its sole discretion make any change in the form of Warrant that the Company may deem appropriate and that does not affect the substance thereof, and any Warrant thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant or otherwise, may be in the form as so changed.

ARTICLE IV

Miscellaneous

4.1 Entire Agreement. This Warrant, together with the Warrant Purchase Agreement, and that certain Stock Purchase Agreement by and among the Company, CASH Services, Inc., Retro Programming Services, Inc. and Luken Communications, LLC, dated of even date herewith (“RPSI Purchase Agreement”), and the documents referenced herein and therein contains the entire agreement between the holder hereof and the Company with respect to the Warrant Shares that it can purchase upon exercise hereof and the related transactions and supersedes all prior arrangements or understanding with respect thereto.

(a) Certain Rights. Upon any Seller Trigger Event (as defined in the RPSI Purchase Agreement), the Purchaser shall have the right to require the Company to repurchase all, but not less than all, of the Warrants sold to Purchaser under the Warrant Purchase Agreement for a price of $1.5 million. In the event of any repurchase hereunder, the party having the right to cause such repurchase shall exercise its rights within 15 days of the event or circumstances giving rise to such right by written notice to the other party. Such repurchase shall be consummated within 30 days of such notice. In any repurchase, all Warrants shall be delivered to the Company by Purchaser free and clear of all liens, mortgages and encumbrances of any kind.

4.2 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the United States of America and the State of Delaware, both substantive and remedial. Exclusive venue and jurisdiction for any action arising hereunder shall lie in the court of competent jurisdiction located in New Castle County, Delaware, and the parties specifically agree to submit to such jurisdiction and waive any objection to such venue.

4.3 Waiver and Amendment. Any term or provision of this Warrant may be waived at any time by the party which is entitled to the benefits thereof, and any term or provision of this Warrant may be amended or supplemented at any time by agreement of the holder hereof and the Company, except that any waiver of any term or condition, or any amendment or supplementation, of this Warrant must be in writing. A waiver of any breach or failure to enforce any of the terms or conditions of this Warrant shall not in any way affect, limit or waive a party’s rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Warrant.

4.4 Illegality. In the event that any one or more of the provisions contained in this Warrant shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in any other respect and the remaining provisions of this Warrant shall not, at the election of the party for whom the benefit of the provision exists, be in any way impaired.

4.5 Copy of Warrant. A copy of this Warrant shall be filed among the records of the Company.

4.6 Notice. Any notice or other document required or permitted to be given or delivered to the holder hereof shall be delivered at, or sent by certified or registered mail to such holder at, the last address shown on the books of the Company maintained at the Warrant Office for the registration of this Warrant or at any more recent address of which the holder hereof shall have notified the Company in writing. Any notice or other document required or permitted to be given or delivered to the Company, other than such notice or documents required to be delivered to the Warrant Office, shall be delivered at, or sent by certified or registered mail to, the office of the Company at 1 Shackleford Drive, Suite 400, Little Rock, AR 72211 or any other address within the continental United States of America as shall have been furnished by the Company to the holder of this Warrant.

4.7 Limitation of Liability; Not Stockholders. No provision of this Warrant shall be construed as conferring upon the holder hereof the right to vote, consent, receive dividends or receive notices other than as herein expressly provided in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as a stockholder of the Company. No provision hereof, in the absence of affirmative action by the holder hereof to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the purchase price of any shares of Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

4.8 Exchange, Loss, Destruction, etc. of Warrant. Upon receipt of evidence satisfactory to the Company of the loss, theft, mutilation or destruction of this Warrant, and in the case of any such loss, theft or destruction upon delivery of a bond of indemnity in such form and amount as shall be reasonably satisfactory to the Company, or in the event of such mutilation upon surrender and cancellation of this Warrant, the Company will make and deliver a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant; provided, however, that the original recipient of this Warrant shall not be required to provide any such bond of indemnity and may in lieu thereof provide his agreement of indemnity. Any Warrant issued under the provisions of this Section 6.8 in lieu of any Warrant alleged to be lost, destroyed or stolen, or in lieu of any mutilated Warrant, shall constitute an original contractual obligation on the part of the Company. This Warrant shall be promptly canceled by the Company upon the surrender hereof in connection with any exchange or replacement. The registered holder of this Warrant shall pay all taxes (including securities transfer taxes) and all other expenses and charges payable in connection with the preparation, execution and delivery of Warrants pursuant to this Section 6.8.

4.9 FCC Consent. In the event that any action to be taken under this Warrant would result in a change of control of any license, permit or other authorization issued by the FCC such that the prior consent of the FCC is required for the taking or consummation of such action under the Communications Act of 1934, as amended, or the rules, regulations and policies of the FCC which are then in effect, the obtaining of such FCC consent shall be a condition for the taking or consummation of such action and the Company and the holder shall cooperate and use all commercially reasonable efforts to make any required filings with the FCC so as to obtain such consent of the FCC prior to the date for taking or consummating any such action.

4.10 Headings. The Article and Section and other headings herein are for convenience only and are not a part of this Warrant and shall not affect the interpretation thereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name.

Dated: June 24, 2008

EQUITY MEDIA HOLDINGS CORPORATION

By:
Name:
Title:

SUBSCRIPTION NOTICE

The undersigned, the holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder __________ shares of the Common Stock covered by said Warrant and herewith makes payment in full therefor pursuant to Section 1.1 of such Warrant, and requests (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of, and delivered to, __________________, _____________________ and (b) if such shares shall not include all of the shares issuable as provided in said Warrant, that a new Warrant of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.

Except to the extent the shares of Common Stock being acquired are registered for public resale by the holder, the undersigned represents that (1) the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment not with view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (2) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (3) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (4) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (5) the undersigned is aware that the aforesaid shares of Common Stock may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company, and the Company has not made such information available and has no present plans to do so; and (6) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

Name:

Signature

Dated:___________________, _____

ASSIGNMENT

For value received, _____________________________, hereby sells, assigns and transfers unto _______________________________ the within Warrant, together with all right, title and interest therein and does hereby irrevocably constitute and appoint _______________________ attorney, to transfer said Warrant on the books of the Company, with full power of substitution.

Dated: ___________________, 20__